[photo of highway]
                                             Annual Report July 31, 2000

Oppenheimer
Municipal Bond Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Despite lower municipal bond prices over the past year, the municipal bond market began to rally during the first quarter of 2000.
During the first seven months of 2000, the tax-exempt bond market has benefited from greater demand and a reduced supply of new issues.
We believe that municipal bonds currently offer compelling value compared to 30-year U.S. Treasury bonds.


    Contents

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

12  Financial
    Statements

34  Independent
    Auditors' Report

35  Federal
    Income Tax
    Information

36  Officers and
    Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 7/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
-0.85%        -5.56%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
-1.62%        -6.28%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
-1.62%        -2.55%


*See Notes on page 10 for further details.

PRESIDENT'S LETTER

[photo]
Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund


Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

1 | OPPENHEIMER MUNICIPAL BOND FUND

PRESIDENT'S LETTER

   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
August 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q How did Oppenheimer Municipal Bond Fund perform during the one-year period that ended July 31, 2000?

A. During the reporting period, the Fund faced a difficult investment environment for municipal bonds. Inflation fears and higher interest rates eroded most tax-exempt bond prices, especially during the last five months of 1999. Despite these factors, however, we began to see signs of a potential market recovery in the first quarter of 2000, as well as in June and July. Most significant is that demand for municipal bonds from individual investors has surged. At the same time, the available supply of newly issued municipal bonds has fallen sharply. Nevertheless, municipal bond price averages ended the one-year reporting period at lower levels than where they began.

Why have higher interest rates negatively affected municipal bond prices?

Fixed-income investors generally dislike rising interest rates, which tend to erode the prices of their previously issued, lower yielding bonds. This is because the older bonds must drop in price in order to offer higher, more competitive yields to attract investors. However, investors with a long-term perspective may benefit from the higher levels of current income when interest rates are rising. Such was the case with many of the Fund's holdings over the past year: as interest rates rose, so did the Fund's yield. This enabled us to maintain the Fund's income stream in a declining market.


3 | OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Why has the Federal Reserve Board been raising interest rates?

The Federal Reserve Board, which sets U.S. monetary policy, has been raising key short-term interest rates over the past year because of inflation concerns. The U.S. economy has been growing so strongly that it may threaten to reignite forces potentially leading to higher prices and wages. Most of us have seen ample evidence of this phenomenon recently in the form of higher gasoline and heating oil prices. With unemployment currently hovering near record low levels, we have also seen upward pressure on wages as growing companies compete for a limited number of skilled workers.
   In response to these developments, the Federal Reserve Board raised interest rates several times during the 12-month reporting period. When added to the single interest rate hike implemented before the reporting period began, the Fed has raised interest rates by 1.75 percentage points since mid-June, 1999. These actions are intended to slow economic growth by making borrowing more expensive for businesses and consumers.

Why have market conditions improved recently?

Although the market trended consistently downward during the last five months of 1999, the municipal bond market began to rally during the first quarter of 2000, and again in June and July. There are two primary reasons for this: investors' interest rate expectations and a reduced supply of municipal bonds.
   After more than a year of rising interest rates, evidence has begun to emerge that the Fed's policies may be starting to reduce the growth rate of the U.S. economy. Key economic statistics measuring trends in consumer spending, new home construction, employment and other factors have begun to decline to more sustainable levels. Accordingly, some investors believe that most--but not necessarily all--interest rate increases


Average Annual
Total Returns

For the Periods Ended 6/30/00(1)

Class A
1-Year  5-Year 10-Year
------------------------
-6.74%  3.79%  5.74%

Class B        Since
1-Year  5-Year Inception
------------------------
-7.46%  3.66%  3.91%

Class C        Since
1-Year  5-Year Inception
------------------------
-3.78%  N/A    3.95%


1. See Notes on page 10 for further details.


4 | OPPENHEIMER MUNICIPAL BOND FUND
may be behind us and are buying bonds to lock in prevailing high yields. This has been particularly true of individual investors who have shifted assets out of the stock market in the wake of heightened volatility among equities.
   In addition, the supply of new municipal bonds is down sharply from the levels of a year ago. This is primarily the result of the strong U.S. economy, which has helped create larger-than-expected tax revenues for many state and local governments. Municipalities thus have had less need to borrow money. As a result, investors find themselves competing for a smaller pool of investments, causing the prices of these securities to rise.
   Of course, there is no guarantee that these beneficial conditions will persist or that market conditions will continue to improve.

How was the Fund managed in this environment?

We have continued to seek to reposition the portfolio more defensively by locking in attractive yields and extending protection against bonds being retired. However, our ability to accomplish this has been limited by market conditions. Because demand for municipal bonds has come primarily from individual investors, and not from institutional investors, some of our institutional-oriented, lower rated bonds declined more in price relative to higher rated bonds that individuals are buying. We have generally retained these holdings as we wait for institutional investors to re-enter the market and create greater liquidity--and higher prices--for these issues.
   When making new purchases, we've focused primarily on insured bonds with maturities in the 20-year range. These are the types of bonds that tend to appeal most to individual investors, which potentially makes them easier to sell when the time comes. Keep in mind that, while individual holdings may be insured, an investment in the Fund is not.


Standardized Yields(2)

For the 30 Days Ended 7/31/00
-----------------------------
Class A            5.19%
-----------------------------
Class B            4.68
-----------------------------
Class C            4.68


2. Standardized yield is based on net investment income for the 30-day period ended July 31, 2000. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

What is your outlook for the foreseeable future?

We remain generally optimistic. At current levels, we believe that municipal bonds--and municipal bond funds--represent compelling investment values relative to comparable taxable securities.
   Over the near term, however, the direction of the U.S. economy remains uncertain. If the current higher interest rates ultimately slow the economy without triggering recession, interest rates should then begin to decline and bonds may benefit. In our opinion, maintaining a long-term perspective that spans economic cycles such as these is an important part of what makes OppenheimerFunds The Right Way to Invest.


Credit Allocation(3)
[pie chart]
AAA             41.4%
AA               9.7
A               12.1
BBB             21.8
BB              13.3
B and below      1.7


Top Five Industries(4)
-----------------------------------------------------------
Marine/Aviation Facilities                            14.4%
-----------------------------------------------------------
Electric Utilities                                    13.7
-----------------------------------------------------------
Highways/Railways                                      9.5
-----------------------------------------------------------
Single Family Housing                                  8.1
-----------------------------------------------------------
General Obligation                                     7.9


3. Portfolio data is subject to change. Percentages are as of July 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 10.9% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
4. Industry weightings based on total market value of investments are as of July 31, 2000, and are subject to change.


6 | OPPENHEIMER MUNICIPAL BOND FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index. Management's discussion of performance. During the Fund's fiscal year that ended July 31, 2000, Oppenheimer Municipal Bond Fund's performance was negatively impacted by adverse economic and fixed-income market conditions, including inflation fears and rising interest rates. Because of the relatively limited demand for institutional-oriented bonds, the portfolio manager generally held his institutional issues during the reporting period. New purchases were primarily insured bonds with maturities in the 20-year range.
   In addition, the Fund was negatively influenced by credit concerns regarding one of its holdings. The portfolio manager believes that municipal bonds are currently providing highly competitive after-tax yields, compared to historical norms. Municipal bonds may represent attractive values if the U.S. economy slows enough to relieve inflationary pressures without entering recession. The Fund's portfolio holdings, allocations and investment style are subject to change. Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on March 16, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER MUNICIPAL BOND FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

               Oppenheimer Municipal Bond Fund (Class A)    Lehman Brothers Municipal Bond Index
12/31/90        9525                                        10000
                9731                                        10226
                9921                                        10444
               10340                                        10851
12/31/91       10678                                        11214
               10664                                        11248
               11139                                        11674
               11395                                        11985
12/31/92       11718                                        12203
               12101                                        12656
               12545                                        13070
               13113                                        13512
12/31/93       13269                                        13702
               12405                                        12950
               12325                                        13092
               12355                                        13182
12/31/94       12051                                        12994
               13083                                        13912
               13328                                        14247
               13583                                        14656
12/31/95       14252                                        15262
               14127                                        15078
               14178                                        15193
7/31/96        14362                                        15331
               14724                                        15717
               14988                                        15968
               15079                                        16032
7/31/97        15937                                        16903
               16042                                        17052
               16578                                        17582
               16461                                        17523
7/31/98        16822                                        17916
               17228                                        18419
               17593                                        18750
               17613                                        18741
7/31/99        17252                                        18431
               16609                                        18093
               16279                                        18070
               16723                                        18569
7/31/00        17106                                        19226


Average Annual Total Return of Class A Shares of the Fund at 7/31/00(2)
1-Year -5.56%   5-Year 3.98%   10-Year 5.74%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

               Oppenheimer Municipal Bond Fund (Class B)    Lehman Brothers Municipal Bond Index
3/16/93        10000                                        10000
                9961                                         9894
6/30/93        10299                                        10218
               10732                                        10564
               10837                                        10712
               10109                                        10124
6/30/94        10035                                        10235
               10029                                        10306
                9761                                        10158
               10579                                        10876
6/30/95        10757                                        11138
               10942                                        11458
               11448                                        11931
               11326                                        11788
6/30/96        11344                                        11878
7/31/96        11497                                        11985
               11750                                        12287
               11939                                        12483
               11990                                        12534
7/31/97        12647                                        13214
               12707                                        13331
               13107                                        13745
               12988                                        13700
7/31/98        13246                                        14006
               13542                                        14400
               13801                                        14659
               13808                                        14651
7/31/99        13524                                        14409
               13020                                        14145
               12760                                        14127
               13107                                        14517
7/31/00        13407                                        15030

Average Annual Total Return of Class B Shares of the Fund at 7/31/00(2)
1-Year -6.28%   5-Year 3.86%    Life 4.08%


1. The Fund changed its fiscal year end from December 31 to July 31.
2. See page 10 for further details.


8 | OPPENHEIMER MUNICIPAL BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

               Oppenheimer Municipal Bond Fund (Class C)    Lehman Brothers Municipal Bond Index
8/29/95        10000                                        10000
               10097                                        10063
               10564                                        10479
               10449                                        10353
               10465                                        10432
7/31/96        10604                                        10526
               10839                                        10791
               11012                                        10963
               11058                                        11008
7/31/97        11664                                        11605
               11719                                        11708
               12087                                        12072
               11978                                        12032
7/31/98        12216                                        12301
               12489                                        12647
               12729                                        12874
               12717                                        12868
7/31/99        12431                                        12655
               11944                                        12423
               11683                                        12407
               11979                                        12750
7/31/00        12230                                        13201

Average Annual Total Return of Class C Shares of the Fund at 7/31/00(2)
1-Year -2.55%   Life 4.19%


The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/90 for Class A, 3/31/93 for Class B and begins on 8/31/95 for Class C.

1. See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER MUNICIPAL BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/27/76. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER MUNICIPAL BOND FUND

Financials


11 | OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  July 31, 2000

                                                       Ratings:
                                                       Moody's/                    Market
                                                      S&P/Fitch    Principal        Value
                                                    (Unaudited)       Amount   See Note 1
=========================================================================================
 Municipal Bonds and Notes--100.9%
-----------------------------------------------------------------------------------------
 Arizona--1.0%
 Central AZ Irrigation & Drainage District GORB,
 Series A, 6%, 6/1/13                                     NR/NR  $ 1,080,950  $   942,621
-----------------------------------------------------------------------------------------
 Peoria, AZ IDAU RRB, Sierra Winds Life,
 Series A, 6.375%, 8/15/29                                NR/NR    5,000,000    4,296,550
                                                                              -----------
                                                                                5,239,171

-----------------------------------------------------------------------------------------
 California--8.3%
 CA Foothill/Eastern Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded,
 Series A, 6.50%, 1/1/32                            Aaa/AAA/AAA    3,000,000    3,365,640
-----------------------------------------------------------------------------------------
 CA HFA RB, Series C, 6.65%, 8/1/14                     Aa2/AA-    5,000,000    5,101,300
-----------------------------------------------------------------------------------------
 CA HFA SFM RB, Series C, 6.75%, 2/1/25                 Aa2/AA-    4,775,000    4,871,455
-----------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Inverse Floater, 6.56%, 11/1/15(1)                       A1/NR    1,500,000    1,483,125
-----------------------------------------------------------------------------------------
 Industry, CA UDA TXAL Bonds, Transportation
 Distribution Project No. 3, 6.90%, 11/1/07               NR/A-      500,000      527,530
-----------------------------------------------------------------------------------------
 Los Angeles, CA Regional AIC Lease RRB,
 5.65%, 8/1/17                                           Ba2/BB    4,600,000    4,161,758
-----------------------------------------------------------------------------------------
 Los Angeles, CA Regional AIC Lease RRB,
 Facilities Sublease-International Airport Project,
 6.35%, 11/1/25                                       Baa3/BBB-    4,000,000    3,925,560
-----------------------------------------------------------------------------------------
 Perris, CA SFM RB, Escrowed to Maturity,
 Series A, 8.30%, 6/1/13                                Aaa/AAA    7,000,000    9,099,230
-----------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                Aaa/AAA    6,000,000    7,347,180
-----------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 7.20%, 6/1/19(1)    Aaa/AAA/AAA    6,000,000    6,000,000
                                                                              -----------
                                                                               45,882,778

-----------------------------------------------------------------------------------------
 Colorado--0.8%
 CO HFAU RB, Rocky Mountain Adventist
 Health System, 6.625%, 2/1/22                           Ba1/BB    5,000,000    4,657,050
-----------------------------------------------------------------------------------------
 Connecticut--4.9%
 Mashantucket, CT Western Pequot Tribe
 Special RB, Prerefunded, Series A, 6.40%, 9/1/11(2)    Aaa/AAA    7,435,000    8,235,080
-----------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe Special RB,
 Unrefunded Balance, Series A, 6.40%, 9/1/11(2)         NR/BBB-    7,565,000    7,893,775
-----------------------------------------------------------------------------------------
 Mashantucket, CT Western Pequot Tribe
 Special RRB, Sub. Lien, Series B, 5.75%, 9/1/27(2)     Baa3/NR   11,900,000   10,857,560
                                                                              -----------
                                                                               26,986,415


12 | OPPENHEIMER MUNICIPAL BOND FUND


                                                       Ratings:
                                                       Moody's/                    Market
                                                      S&P/Fitch    Principal        Value
                                                    (Unaudited)       Amount   See Note 1
-----------------------------------------------------------------------------------------
 Florida--3.5%
 Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
 Services Project, 8%, 6/1/22                             NR/NR  $ 2,735,000  $ 2,863,709
-----------------------------------------------------------------------------------------
 FL BOE Capital Outlay GORB, 8.40%, 6/1/07              Aa2/AA+      750,000      885,330
-----------------------------------------------------------------------------------------
 FL HFA SFM RRB, Series A, 6.35%, 7/1/14                Aaa/AAA      635,000      653,777
-----------------------------------------------------------------------------------------
 Grand Haven, FL CDD SPAST RB,
 Series A, 6.30%, 5/1/02                                  NR/NR    1,003,000    1,006,571
-----------------------------------------------------------------------------------------
 Heritage Springs, FL CDD Capital Improvement RB,
 Series B, 6.25%, 5/1/05                                  NR/NR    2,010,000    1,998,784
-----------------------------------------------------------------------------------------
 Lee Cnty., FL Housing FAU SFM RB,
 Series A-2, 6.85%, 3/1/29                               Aaa/NR    1,585,000    1,698,106
-----------------------------------------------------------------------------------------
 Lee Cnty., FL IDAU HCF RRB, Shell Point Village
 Project, Series A, 5.50%, 11/15/21                     NR/BBB-    2,000,000    1,618,380
-----------------------------------------------------------------------------------------
 Lee Cnty., FL IDAU HCF RRB, Shell Point Village
 Project, Series A, 5.50%, 11/15/29                     NR/BBB-    2,250,000    1,750,680
-----------------------------------------------------------------------------------------
 Miami-Dade Cnty., FL SPO RB, Sub. Lien,
 Series B, MBIA Insured, Zero Coupon,
 5.45%, 10/1/29(3)                                  Aaa/AAA/AAA   25,895,000    4,520,231
-----------------------------------------------------------------------------------------
 Palm Beach Cnty., FL HFAU RB, Retirement Community,
 5.125%, 11/15/29                                         NR/A-    3,130,000    2,488,976
                                                                              -----------
                                                                               19,484,544

-----------------------------------------------------------------------------------------
 Georgia--4.4%
 GA MEAU RRB, Project One, Series X,
 MBIA Insured, 6.50%, 1/1/12                            Aaa/AAA      500,000      561,140
-----------------------------------------------------------------------------------------
 GA MEAU SPO Refunding Bonds, Series Y,
 MBIA Insured, 6.50%, 1/1/17                            Aaa/AAA   11,750,000   13,151,657
-----------------------------------------------------------------------------------------
 Rockdale Cnty., GA DAU SWD RB,
 Visy Paper Inc. Project, 7.40%, 1/1/16                   NR/NR    4,405,000    4,494,818
-----------------------------------------------------------------------------------------
 Savannah, GA EDAU RB, College of
 Art & Design Project, 6.90%, 10/1/29                   NR/BBB-    5,880,000    5,966,554
                                                                              -----------
                                                                               24,174,169

-----------------------------------------------------------------------------------------
 Illinois--1.8%
 IL HFAU RB, Hinsdale Hospital Project, Escrowed
 to Maturity, Series C, 9.50%, 11/15/19                  NR/AAA      820,000      849,036
-----------------------------------------------------------------------------------------
 IL Regional Transportation Authority RB, AMBAC
 Insured, 7.20%, 11/1/20                            Aaa/AAA/AAA    7,500,000    8,945,700
                                                                              -----------
                                                                                9,794,736

-----------------------------------------------------------------------------------------
 Indiana--4.7%
 Indianapolis, IN Airport Authority RB, SPF
 Federal Express Corp. Project, 7.10%, 1/15/17         Baa2/BBB   15,500,000   16,161,850
-----------------------------------------------------------------------------------------
 Indianapolis, IN Airport Authority RB, SPF
 United Airlines Project, Series A, 6.50%, 11/15/31    Baa2/BB+   10,500,000    9,860,865
                                                                              -----------
                                                                               26,022,715


13 | OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                             Ratings:
                                                             Moody's/                    Market
                                                            S&P/Fitch    Principal        Value
                                                          (Unaudited)       Amount   See Note 1
-----------------------------------------------------------------------------------------------
 Kentucky--0.5%
 Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
 Series A, 6.125%, 2/1/22                                   Baa3/BBB-  $ 2,790,000  $ 2,660,432
-----------------------------------------------------------------------------------------------
 Louisiana--1.9%
 New Orleans, LA Home Mtg. Authority SPO
 Refunding Bonds, Escrowed to Maturity,
 6.25%, 1/15/11                                                Aaa/NR    9,500,000   10,389,485
-----------------------------------------------------------------------------------------------
 Massachusetts--2.6%
 MA GOB, Unrefunded Balance, Series B, MBIA
 Insured, 6.50%, 8/1/11                                   Aaa/AAA/AAA      430,000      446,177
-----------------------------------------------------------------------------------------------
 MA Water Resource Authority RB,
 Series A, 6.50%, 7/15/19                                    A1/A+/A+   12,225,000   13,706,670
                                                                                    -----------
                                                                                     14,152,847

-----------------------------------------------------------------------------------------------
 Michigan--7.0%
 Detroit, MI Sewage Disposal RB, Prerefunded,
 FGIC Insured, Inverse Floater, 6.65%, 7/1/23(1)              Aaa/AAA   10,100,000   10,882,750
-----------------------------------------------------------------------------------------------
 Detroit, MI Sewage Disposal RRB, Unrefunded
 Balance, FGIC Insured, Inverse Floater, 6.65%, 7/1/23(1) Aaa/AAA/AAA    3,100,000    2,941,125
-----------------------------------------------------------------------------------------------
 Detroit, MI Water Supply System RB, Prerefunded,
 FGIC Insured, Inverse Floater, 8%, 7/1/22(1)             Aaa/AAA/AAA    3,700,000    4,056,125
-----------------------------------------------------------------------------------------------
 Detroit, MI Water Supply System RB, Unrefunded
 Balance, FGIC Insured, Inverse Floater, 8%, 7/1/22(1)        Aaa/AAA    1,500,000    1,575,000
-----------------------------------------------------------------------------------------------
 MI Hospital FAU RRB, FSA Insured,
 Inverse Floater, 8.01%, 2/15/22(1)                       Aaa/AAA/AAA    5,000,000    5,168,750
-----------------------------------------------------------------------------------------------
 MI Strategic Fund SWD RRB, Genesee Power
 Station Project, 7.50%, 1/1/21                                 NR/NR    3,650,000    3,756,215
-----------------------------------------------------------------------------------------------
 Wayne Cnty., MI SPF Airport RRB, Northwest
 Airlines, Inc., Series 1995, 6.75%, 12/1/15                    NR/NR   10,450,000   10,438,818
                                                                                    -----------
                                                                                     38,818,783

-----------------------------------------------------------------------------------------------
 New Hampshire--0.2%
 NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19                Aa2/NR      805,000      823,314
-----------------------------------------------------------------------------------------------
 New Jersey--6.3%
 NJ EDAU RRB, First Mtg. Franciscan Oaks
 Project, 5.75%, 10/1/23                                        NR/NR    2,255,000    1,852,821
-----------------------------------------------------------------------------------------------
 NJ EDAU RRB, First Mtg. Keswick Pines, 5.70%, 1/1/18           NR/NR    1,000,000      822,290
-----------------------------------------------------------------------------------------------
 NJ EDAU RRB, First Mtg. Keswick Pines, 5.75%, 1/1/24           NR/NR    1,125,000      898,819
-----------------------------------------------------------------------------------------------
 NJ EDAU SPF RB, Continental Airlines, Inc.
 Project, 6.25%, 9/15/19                                       Ba2/BB   10,880,000   10,134,067
-----------------------------------------------------------------------------------------------
 NJ EDAU SPF RB, Continental Airlines, Inc.
 Project, 6.25%, 9/15/29                                       Ba2/BB    2,120,000    1,937,913
-----------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, 6.50%, 1/1/16                        A3/A-/A-   16,150,000   17,927,307
-----------------------------------------------------------------------------------------------
 NJ TUAU RRB, Series C, MBIA Insured,
 6.50%, 1/1/16                                            Aaa/AAA/AAA    1,100,000    1,232,473
                                                                                    -----------
                                                                                     34,805,690


14 | OPPENHEIMER MUNICIPAL BOND FUND


                                                       Ratings:
                                                       Moody's/                    Market
                                                      S&P/Fitch    Principal        Value
                                                    (Unaudited)       Amount   See Note 1
-----------------------------------------------------------------------------------------
 New York--5.6%
 NYC GOB, Inverse Floater, 6.77%, 8/27/15(1)          Baa1/BBB+  $ 3,050,000  $ 3,107,188
-----------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series D, 8%, 8/1/15            Aaa/A-/A   10,980,000   11,536,027
-----------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06             Baa1/A-    4,000,000    4,195,680
-----------------------------------------------------------------------------------------
 NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08              Baa1/A-    2,000,000    2,102,320
-----------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34          Aa2/A/A+   10,000,000   10,003,300
                                                                              -----------
                                                                               30,944,515

-----------------------------------------------------------------------------------------
 Ohio--2.9%
 Cleveland, OH PPS RB, First Mtg., Prerefunded,
 Series A, MBIA Insured, 7%, 11/15/16                   Aaa/AAA    1,100,000    1,219,922
-----------------------------------------------------------------------------------------
 Cleveland, OH PPS RB, First Mtg.,
 Unrefunded Balance, Series A, MBIA Insured,
 Series A, 7%, 11/15/16                                 Aaa/AAA      900,000      998,865
-----------------------------------------------------------------------------------------
 Montgomery Cnty., OH HCF RRB,
 Series B, 6.25%, 2/1/22                                  NR/NR    2,500,000    2,178,475
-----------------------------------------------------------------------------------------
 OH HFA SFM RB, Series B,
 Inverse Floater, 9.01%, 3/1/31(1)                      Aaa/AAA    3,030,000    3,185,288
-----------------------------------------------------------------------------------------
 OH Solid Waste RB, Republic Engineered
 Steels, Inc. Project, 9%, 6/1/21                         NR/NR    7,800,000    1,560,000
-----------------------------------------------------------------------------------------
 OH SWD RB, USG Corporate Project,
 5.65%, 3/1/33                                        Baa1/BBB+    8,000,000    7,064,000
                                                                              -----------
                                                                               16,206,550

-----------------------------------------------------------------------------------------
 Oklahoma--1.7%
 Tulsa, OK Municipal Airport Trust RB,
 American Airlines Project, 6.25%, 6/1/20             Baa2/BBB-    9,820,000    9,568,804
-----------------------------------------------------------------------------------------
 Pennsylvania--16.1%
 Allegheny Cnty., PA HDAU RB, Health System,
 Series B, 9.25%, 11/15/30(4)                          B1/B+/B+    8,000,000    7,421,200
-----------------------------------------------------------------------------------------
 Allegheny Cnty., PA HDAU RRB, Villa
 St. Joseph HCF, 6%, 8/15/28                              NR/NR    2,000,000    1,650,680
-----------------------------------------------------------------------------------------
 Chartiers Valley, PA CD IDAU First Mtg. RRB,
 Asbury Health Center, 6.375%, 12/1/19                    NR/NR    1,250,000    1,113,913
-----------------------------------------------------------------------------------------
 Chartiers Valley, PA CD IDAU First Mtg. RRB,
 Asbury Health Center, 6.375%, 12/1/24                    NR/NR    1,500,000    1,319,115
-----------------------------------------------------------------------------------------
 PA EDFAU Facilities RB, National Gypsum Co.,
 Series B, 6.125%, 11/2/27                                NR/NR   10,000,000    8,951,500
-----------------------------------------------------------------------------------------
 PA EDFAU RR RB, Colver Project,
 Series D, 7.15%, 12/1/18                               NR/BBB-    3,000,000    3,062,160
-----------------------------------------------------------------------------------------
 PA EDFAU SWD RB, USD Corp. Project,
 6%, 6/1/31                                           Baa1/BBB+   12,000,000   11,040,360
-----------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series B,
 AMBAC Insured, Inverse Floater, 7.68%, 3/1/22(1)   Aaa/AAA/AAA   17,500,000   18,046,875
-----------------------------------------------------------------------------------------
 PA TUCM RRB, Series N, 6.50%, 12/1/13                  Aaa/AAA      750,000      782,730


15 | OPPENHEIMER MUNICIPAL BOND FUND


STATEMENT OF INVESTMENTS  Continued

                                                       Ratings:
                                                       Moody's/                    Market
                                                      S&P/Fitch    Principal        Value
                                                    (Unaudited)       Amount   See Note 1
-----------------------------------------------------------------------------------------
 Pennsylvania Continued
 Philadelphia, PA Hospital & HEFAU RB,
 Temple University Childrens Medical,
 Series A, 5.625%, 6/15/19                            Baa2/BBB+  $ 1,200,000  $   992,496
-----------------------------------------------------------------------------------------
 Philadelphia, PA Hospital & HEFAU RRB,
 The Philadelphia Protestant Home Project,
 Series A, 6.50%, 7/1/27                                  NR/NR    3,380,000    3,026,790
-----------------------------------------------------------------------------------------
 Philadelphia, PA IDAU HCF RRB, Baptist
 Home of Philadelphia, Series A, 5.50%, 11/15/18          NR/NR    1,670,000    1,376,280
-----------------------------------------------------------------------------------------
 Philadelphia, PA IDAU HCF RRB, Baptist
 Home of Philadelphia, Series A, 5.60%, 11/15/28          NR/NR    1,275,000    1,010,667
-----------------------------------------------------------------------------------------
 Philadelphia, PA Water & Wastewater RB,
 FGIC Insured, 10%, 6/15/05                         Aaa/AAA/AAA   17,600,000   21,570,912
-----------------------------------------------------------------------------------------
 Schuylkill Cnty., PA IDAU RR RRB,
 Schuylkill Energy Resources, Inc., 6.50%, 1/1/10     NR/NR/BB+    7,665,000    7,516,836
                                                                              -----------
                                                                               88,882,514

-----------------------------------------------------------------------------------------
 South Carolina--0.4%
 Piedmont, SC MPA RRB, Escrowed to Maturity,
 Series A, FGIC Insured, 6.50%, 1/1/16                  Aaa/AAA      285,000      319,901
-----------------------------------------------------------------------------------------
 Piedmont, SC MPA RRB, Unrefunded Balance,
 Series A, FGIC Insured, 6.50%, 1/1/16                  Aaa/AAA    1,715,000    1,913,477
                                                                              -----------
                                                                                2,233,378

-----------------------------------------------------------------------------------------
 Texas--16.1%
 AAAU TX SPF RB, American Airlines, Inc.
 Project, 7%, 12/1/11                                 Baa2/BBB-    3,000,000    3,248,940
-----------------------------------------------------------------------------------------
 Cypress-Fairbanks, TX ISD CAP GORB,
 Series A, Zero Coupon, 5.89%, 2/15/14(3)               Aaa/AAA   15,710,000    7,457,223
-----------------------------------------------------------------------------------------
 Cypress-Fairbanks, TX ISD CAP GORB,
 Series A, Zero Coupon, 5.85%, 2/15/15(3)               Aaa/AAA   15,000,000    6,681,900
-----------------------------------------------------------------------------------------
 Cypress-Fairbanks, TX ISD CAP GORB,
 Series A, Zero Coupon, 5.91%, 2/15/16(3)               Aaa/AAA   16,240,000    6,770,943
-----------------------------------------------------------------------------------------
 Dallas-Fort Worth, TX International Airport
 Facilities Improvement Corp. RB,
 American Airlines, Inc., 7.25%, 11/1/30              Baa1/BBB-    8,000,000    8,147,440
-----------------------------------------------------------------------------------------
 Harris Cnty., TX GORB, Toll Road, Sub. Lien,
 Prerefunded, 6.50%, 8/15/15                             Aa1/AA      215,000      227,449
-----------------------------------------------------------------------------------------
 Harris Cnty., TX GORB, Toll Road, Sub. Lien,
 Unrefunded Balance, 6.50%, 8/15/15                      Aa1/AA      785,000      826,354
-----------------------------------------------------------------------------------------
 Harris Cnty., TX GORRB, Toll Road,
 Sub. Lien, 6.75%, 8/1/14                                Aa1/AA    1,000,000    1,041,540
-----------------------------------------------------------------------------------------
 Houston, TX WSS RB, Prior Lien,
 Unrefunded Balance, Series B, 6.40%, 12/1/09             A3/A+      995,000    1,047,705
-----------------------------------------------------------------------------------------
 Houston, TX WSS RB, Prior Lien,
 Unrefunded Balance, Series B, 6.75%, 12/1/08            A2/AAA      440,000      459,087


16 | OPPENHEIMER MUNICIPAL BOND FUND


                                                             Ratings:
                                                             Moody's/                    Market
                                                            S&P/Fitch    Principal        Value
                                                          (Unaudited)       Amount   See Note 1
-----------------------------------------------------------------------------------------------
 Texas Continued
 North Central TX HFDC RB, Prerefunded,
 Series B, 6.30%, 5/15/06                                      Aa2/AA  $   290,000  $   304,515
-----------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Prerefunded,
 Series B, 6.40%, 5/15/08                                      Aa2/AA      480,000      504,840
-----------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Series A, 7.25%, 11/15/19            NR/NR    2,000,000    1,924,540
-----------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Series A, 7.50%, 11/15/29            NR/NR    3,000,000    2,938,620
-----------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Unrefunded Balance,
 Series B, 6.30%, 5/15/06                                      Aa2/AA    2,710,000    2,824,199
-----------------------------------------------------------------------------------------------
 North Central TX HFDC RB, Unrefunded Balance,
 Series B, 6.40%, 5/15/08                                     Aa2/AA-    4,520,000    4,707,218
-----------------------------------------------------------------------------------------------
 Retama, TX Development Corp. SPF RRB,
 Retama Racetrack, Escrowed to Maturity,
 Series A, 10%, 12/15/19                                      Aaa/AAA    4,880,000    7,464,643
-----------------------------------------------------------------------------------------------
 TX MPA CAP RRB, MBIA Insured,
 Zero Coupon, 5.95%, 9/1/13(3)                            Aaa/AAA/AAA    6,900,000    3,397,146
-----------------------------------------------------------------------------------------------
 TX MPA CAP RRB, MBIA Insured,
 Zero Coupon, 5.93%, 9/1/14(3)                            Aaa/AAA/AAA   17,500,000    8,061,550
-----------------------------------------------------------------------------------------------
 TX MPA CAP RRB, MBIA Insured,
 Zero Coupon, 5.85%, 9/1/15(3)                            Aaa/AAA/AAA   10,000,000    4,321,700
-----------------------------------------------------------------------------------------------
 TX MPA CAP RRB, MBIA Insured,
 Zero Coupon, 5.98%, 9/1/16(3)                            Aaa/AAA/AAA   39,990,000   16,169,557
                                                                                    -----------
                                                                                     88,527,109

-----------------------------------------------------------------------------------------------
 Vermont--0.2%
 VT HFA Home Mtg. Purchase RB,
 Series A, 7.85%, 12/1/29                                       A1/NR    1,330,000    1,351,652
-----------------------------------------------------------------------------------------------
 Virginia--4.7%
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, First Tier, Sub. Lien, Series C,
 Zero Coupon, 5.60%, 8/15/05(3)                                Ba1/NR    2,300,000    1,605,331
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, First Tier, Sub. Lien, Series C,
 Zero Coupon, 5.75%, 8/15/07(3)                                Ba1/NR    2,800,000    1,682,912
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, First Tier, Sub. Lien, Series C,
 Zero Coupon, 5.82%, 8/15/08(3)                                Ba1/NR    3,000,000    1,677,300
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, First Tier, Sub. Lien, Series C,
 Zero Coupon, 5.85%, 8/15/09(3)                                Ba1/NR    3,100,000    1,612,279
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/20(3)     Baa3/A/A   25,000,000    6,315,750
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/21(3)     Baa3/A/A   26,300,000    6,203,381
-----------------------------------------------------------------------------------------------
 Pocahontas Parkway Assn., VA Toll Road RB,
 CAP, Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/22(3)     Baa3/A/A   29,900,000    6,584,578
                                                                                    -----------
                                                                                     25,681,531


17 | OPPENHEIMER MUNICIPAL BOND FUND


STATEMENT OF INVESTMENTS  Continued

                                                             Ratings:
                                                             Moody's/                        Market
                                                            S&P/Fitch      Principal          Value
                                                          (Unaudited)         Amount     See Note 1
---------------------------------------------------------------------------------------------------
 Washington--3.6%
 WA PP Supply System RRB, Nuclear Project No
 1, 5.40%, 7/1/12                                         Aa1/AA-/AA-    $20,000,000   $ 20,007,600
---------------------------------------------------------------------------------------------------
 West Virginia--0.7%
 WV Parkways ED & Tourism Authority RB,
 FGIC Insured, Inverse Floater, 6.82%, 5/16/19(1)             Aaa/AAA      3,600,000      3,591,000
---------------------------------------------------------------------------------------------------
 Wisconsin--0.1%
 WI Housing & EDAU Home Ownership RRB,
 Series A, 7.10%, 3/1/23                                       Aa2/AA        290,000        298,158
---------------------------------------------------------------------------------------------------
 U.S. Possessions--0.9%
 PR CMWLTH Refunding GOUN, Series 312,
 FSA Insured, 7.582%, 7/1/20(2,5)                              Aaa/NR      5,000,000      5,143,750
---------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $562,913,013)                               100.9%   556,328,690
---------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                          (0.9)    (4,800,254)
                                                                         --------------------------
 Net Assets                                                                    100.0%  $551,528,436
                                                                         ===========   ============


Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AB        Airport Board                                HFAU      Health Facilities Authority
AIC       Airport Improvement Corp.                    HFDC      Health Facilities Development Corp.
BOE       Board of Education                           IDAU      Industrial Development Authority
CAP       Capital Appreciation                         ISD       Independent School District
CD        Commercial Development                       MEAU      Municipal Electric Authority
CDD       Community Development District               MPA       Municipal Power Agency
CMWLTH    Commonwealth                                 NYC       New York City
COP       Certificates of Participation                PPS       Public Power System
DAU       Development Authority                        RB        Revenue Bonds
ED        Economic Development                         RR        Resource Recovery
EDAU      Economic Development Authority               RRB       Revenue Refunding Bonds
EDFAU     Economic Development Finance Authority       SCDAU     Statewide Communities Development Authority
FAU       Finance Authority                            SFM       Single Family Mtg.
GOB       General Obligation Bonds                     SPAST     Special Assessment
GORB      General Obligation Refunding Bonds           SPF       Special Facilities
GORRB     General Obligation Revenue Refunding Bonds   SPO       Special Obligations
GOUN      General Obligation Unlimited Nts.            SWD       Solid Waste Disposal
HCF       Health Care Facilities                       TUAU      Turnpike Authority
HDAU      Hospital Development Authority               TUCM      Turnpike Commission
HEAA      Higher Education Assistance Agency           TXAL      Tax Allocation
HEFAU     Higher Educational Facilities Authority      UDA       Urban Development Agency
HF        Health Facilities                            WSS       Water & Sewer System
HFA       Housing Finance Agency


18 | OPPENHEIMER MUNICIPAL BOND FUND

Footnotes to Statement of Investments Continued

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $60,037,226 or 10.89% of the Fund's net assets as of July 31, 2000.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,130,165 or 5.83% of the Fund's net assets as of July 31, 2000.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. When-issued security to be delivered and settled after July 31, 2000.
5. Represents the current interest rate for a variable or increasing rate security.

As of July 31, 2000, securities subject to the alternative minimum tax amount to $147,936,374 or 26.82% of the Fund's net assets.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000

==============================================================================================
 Assets

 Investments, at value (cost $562,913,013)--see accompanying statement            $556,328,690
----------------------------------------------------------------------------------------------
 Cash                                                                                  233,896
----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                            6,009,085
 Investments sold                                                                    1,975,915
 Shares of beneficial interest sold                                                    224,722
 Other                                                                                   2,542
                                                                                  ------------
 Total assets                                                                      564,774,850

==============================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased on a when-issued basis                                        7,647,760
 Shares of beneficial interest redeemed                                              3,318,253
 Dividends                                                                           1,699,340
 Trustees' compensation                                                                259,624
 Distribution and service plan fees                                                     98,713
 Transfer and shareholder servicing agent fees                                          78,367
 Other                                                                                 144,357
                                                                                  ------------
 Total liabilities                                                                  13,246,414

==============================================================================================
 Net Assets                                                                       $551,528,436
                                                                                  ============

==============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                  $563,091,896
----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                              (1,301,534)
----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                           (3,677,603)
----------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                         (6,584,323)
                                                                                  ------------
 Net Assets                                                                       $551,528,436
                                                                                  ============

==============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $482,151,635 and 51,554,078 shares of beneficial interest outstanding)                  $9.35
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                             $9.82
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,204,039
 and 6,130,116 shares of beneficial interest outstanding)                                $9.33
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,172,762
 and 1,304,638 shares of beneficial interest outstanding)                                $9.33


 See accompanying Notes to Financial Statements.


20 | OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

=====================================================================
 Investment Income

 Interest                                                $ 38,597,128

=====================================================================
 Expenses

 Management fees                                            3,203,499
---------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                    1,163,111
 Class B                                                      702,540
 Class C                                                      145,341
---------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                431,907
---------------------------------------------------------------------
 Custodian fees and expenses                                  118,093
---------------------------------------------------------------------
 Trustees' compensation                                        43,062
---------------------------------------------------------------------
 Other                                                        261,416
                                                         ------------
 Total expenses                                             6,068,969
 Less expenses paid indirectly                                (24,054)
                                                         ------------
 Net expenses                                               6,044,915

=====================================================================
 Net Investment Income                                     32,552,213

=====================================================================
 Realized and Unrealized Loss

 Net realized loss on:
 Investments                                                 (441,322)
 Closing of futures contracts                              (1,487,466)
                                                         ------------
 Net realized loss                                         (1,928,788)

---------------------------------------------------------------------
 Net change in unrealized depreciation on investments     (39,846,312)
                                                         ------------
 Net realized and unrealized loss                         (41,775,100)

=====================================================================
 Net Decrease in Net Assets Resulting from Operations    $ (9,222,887)
                                                         ============


See accompanying Notes to Financial Statements.


21 | OPPENHEIMER MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended July 31,                                                                  2000             1999
===========================================================================================================
 Operations

 Net investment income                                                       $  32,552,213     $ 34,122,316
-----------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       (1,928,788)       4,034,994
-----------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                         (39,846,312)     (21,131,992)
                                                                             ------------------------------
 Net increase (decrease) in net assets resulting from operations                (9,222,887)      17,025,318

===========================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                       (28,322,087)     (29,412,371)
 Class B                                                                        (3,304,255)      (4,082,909)
 Class C                                                                          (684,715)        (714,322)
-----------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                        (3,065,354)              --
 Class B                                                                          (436,022)              --
 Class C                                                                           (87,540)              --

===========================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                       (48,456,283)       3,343,191
 Class B                                                                       (26,975,629)         748,967
 Class C                                                                        (5,233,189)       6,304,825

===========================================================================================================
 Net Assets

 Total decrease                                                               (125,787,961)      (6,787,301)
-----------------------------------------------------------------------------------------------------------
 Beginning of period                                                           677,316,397      684,103,698
                                                                             ------------------------------
 End of period (including overdistributed net investment
 income of $1,301,534 and $1,542,690, respectively)                          $ 551,528,436     $677,316,397
                                                                             ==============================


See accompanying Notes to Financial Statements.


22 | OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                                                                            Year           Year
                                                                                                           Ended          Ended
                                                                                                        July 31,       Dec. 31,
Class A                                            2000          1999          1998           1997       1996(1)           1995
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period             $10.02        $10.27        $10.24         $ 9.74         $9.98          $8.93
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .52           .52           .51            .55           .32            .54
Net realized and unrealized gain (loss)            (.61)         (.25)          .04            .49          (.25)          1.06
                                                 ------------------------------------------------------------------------------
Total income (loss) from
investment operations                              (.09)          .27           .55           1.04           .07           1.60
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.52)         (.52)         (.52)          (.54)         (.31)          (.54)
Dividends in excess of net
investment income                                    --            --            --             --            --           (.01)
Distributions from net realized gain               (.06)           --            --             --            --             --
                                                 ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.58)         (.52)         (.52)          (.54)         (.31)          (.55)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.35        $10.02        $10.27         $10.24         $9.74          $9.98
                                                 ==============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)               (0.85)%        2.57%         5.55%         10.97%         0.77%         18.28%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $482,152      $568,673      $579,570       $586,546      $590,299       $634,473
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $515,007      $587,197      $581,630       $582,624      $606,509       $569,859
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              5.54%         5.00%         5.00%          5.55%         5.58%          5.65%
Expenses                                           0.90%         0.87%         0.87%(4)       0.87%(4)      0.92%(4)       0.88%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              14%           18%           21%            24%           24%            25%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year          Year
                                                                                                            Ended         Ended
                                                                                                         July 31,      Dec. 31,
Class B                                              2000          1999          1998          1997       1996(1)          1995
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period               $10.00        $10.25        $10.22        $ 9.73         $9.96         $8.92
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .43           .44           .43           .47           .27           .47
Net realized and unrealized gain (loss)              (.60)         (.25)          .04           .48          (.23)         1.05
                                                   ----------------------------------------------------------------------------
Total income (loss) from investment
operations                                           (.17)          .19           .47           .95           .04          1.52
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.44)         (.44)         (.44)         (.46)         (.27)         (.47)
Dividends in excess of net
investment income                                      --            --            --            --            --          (.01)
Distributions from net realized gain                 (.06)           --            --            --            --            --
                                                   ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.50)         (.44)         (.44)         (.46)         (.27)         (.48)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 9.33        $10.00        $10.25        $10.22         $9.73         $9.96
                                                   ============================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                 (1.62)%        1.78%         4.75%        10.05%         0.43%        17.30%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $57,204       $90,022       $91,677       $83,897       $74,055       $72,488
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $70,072       $96,352       $88,531       $77,881       $73,047       $63,669
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                4.75%         4.22%         4.21%         4.76%         4.79%         4.84%
Expenses                                             1.67%         1.65%         1.65%(4)      1.65%(4)      1.70%(4)      1.68%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                14%           18%           21%           24%           24%           25%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER MUNICIPAL BOND FUND

                                                                                                 Year         Year
                                                                                                Ended        Ended
                                                                                             July 31,     Dec. 31,
Class C                                           2000       1999       1998         1997     1996(1)      1995(2)
==================================================================================================================
Per Share Operating Data

Net asset value, beginning of period            $10.00     $10.25     $10.22       $ 9.73       $9.96        $9.58
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .44        .44        .43          .46         .27          .15
Net realized and unrealized gain (loss)           (.61)      (.25)       .04          .49        (.23)         .39
                                                ------------------------------------------------------------------
Total income (loss) from investment
operations                                        (.17)       .19        .47          .95         .04          .54
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.44)      (.44)      (.44)        (.46)       (.27)        (.15)
Dividends in excess of net
investment income                                   --         --         --           --          --         (.01)
Distributions from net realized gain              (.06)        --         --           --          --           --
                                                ------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.50)      (.44)      (.44)        (.46)       (.27)        (.16)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.33     $10.00     $10.25       $10.22       $9.73        $9.96
                                                ==================================================================

==================================================================================================================
Total Return, at Net Asset Value(3)              (1.62)%     1.78%      4.75%       10.03%       0.40%        5.64%

==================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)       $12,173    $18,621    $12,857       $8,648      $4,210       $1,975
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $14,497    $16,868    $10,655       $5,724      $3,105       $1,506
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                             4.76%      4.22%      4.30%        4.72%       4.72%        4.49%
Expenses                                          1.67%      1.65%      1.64%(5)     1.67%(5)    1.75%(5)     1.64%(5)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             14%        18%        21%          24%         24%          25%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


25 | OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $7,647,760.


26 | OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2000, a provision of $17,302 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $252,672 as of July 31, 2000.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


27 | OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, $140,529 distributed in connection with Fund share redemptions increased paid-in capital and reduced accumulated net realized loss on investments. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28 | OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended July 31, 2000          Year Ended July 31, 1999
                                  Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------
 Class A
 Sold                         13,414,765    $ 126,546,006       14,899,854    $ 154,002,934
 Dividends and/or
 distributions reinvested      2,157,960       20,359,502        1,840,869       19,006,893
 Redeemed                    (20,759,908)    (195,361,791)     (16,420,114)    (169,666,636)
                             --------------------------------------------------------------
 Net increase (decrease)      (5,187,183)   $ (48,456,283)         320,609    $   3,343,191
                             ==============================================================

-------------------------------------------------------------------------------------------
 Class B
 Sold                          1,310,906    $  12,395,994        2,590,055    $  26,762,743
 Dividends and/or
 distributions reinvested        237,460        2,240,594          246,696        2,542,377
 Redeemed                     (4,419,722)     (41,612,217)      (2,778,452)     (28,556,153)
                             --------------------------------------------------------------
 Net increase (decrease)      (2,871,356)   $ (26,975,629)          58,299    $     748,967
                             ==============================================================

-------------------------------------------------------------------------------------------
 Class C
 Sold                            469,950    $   4,403,501        1,026,290    $  10,616,838
 Dividends and/or
 distributions reinvested         54,679          515,996           49,362          508,501
 Redeemed                     (1,082,182)     (10,152,686)        (467,899)      (4,820,514)
                             --------------------------------------------------------------
 Net increase (decrease)        (557,553)   $  (5,233,189)         607,753    $   6,304,825
                             ==============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $84,412,843 and $177,982,979, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $562,975,858 was:

Gross unrealized appreciation      $ 16,578,002
Gross unrealized depreciation       (23,225,170)
                                   ------------
Net unrealized depreciation        $ (6,647,168)
                                   ============


29 | OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.53%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate        Class A    Commissions     Commissions     Commissions
                      Front-End      Front-End     on Class A      on Class B      on Class C
                  Sales Charges  Sales Charges         Shares          Shares          Shares
                     on Class A    Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares    Distributor    Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------
July 31, 2000          $447,841       $117,360        $42,151        $282,071         $28,093

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A                  Class B                  Class C
                   Contingent Deferred      Contingent Deferred      Contingent Deferred
                         Sales Charges            Sales Charges            Sales Charges
 Year Ended    Retained by Distributor  Retained by Distributor  Retained by Distributor
----------------------------------------------------------------------------------------
July 31, 2000                  $28,514                 $299,760                  $20,741

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


30 | OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $1,163,111, prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $92,596 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                         Distributor's     Distributor's
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments  Amount Retained       Expenses     of Net Assets
                            Under Plan   by Distributor     Under Plan          of Class
----------------------------------------------------------------------------------------
Class B Plan                  $702,540         $570,027     $1,782,711              3.12%
Class C Plan                   145,341           42,406        224,766              1.85


31 | OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


32 | OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended July 31, 2000.

================================================================================
7. Other Matters
On February 29, 2000, the Board of Trustees approved the reorganization of Oppenheimer Insured Municipal Fund with and into Oppenheimer Municipal Bond Fund. Shareholders of Oppenheimer Insured Municipal Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Municipal Bond Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2000.


33 | OPPENHEIMER MUNICIPAL BOND FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Municipal Bond Fund as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
August 21, 2000


34 | OPPENHEIMER MUNICIPAL BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends and distributions of $0.0983, $0.0918 and $0.0919 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0552 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   None of the dividends paid by the Fund during the year ended July 31, 2000 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


35 | OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. For other material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds
                         Distributor, Inc., Two World Trade Center, New York,
                         NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


36 | OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMERFUNDS FAMILY

=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Enterprise Fund                       Main Street(R) Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund         Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(1)
                        World Bond Fund                       Main Street(R) California Municipal Fund(1)
                        High Yield Fund                       Florida Municipal Fund(1)
                        Champion Income Fund                  New Jersey Municipal Fund(1)
                        Strategic Income Fund                 New York Municipal Fund(1)
                        Bond Fund                             Pennsylvania Municipal Fund(1)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(2)

                        Money Market Fund                     Cash Reserves

1. Available to investors only in certain states.
2. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

Ticker Symbols  Class A: OPTAX  Class B: OTFBX  Class C: OMFCX


1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0310.001.0700  September 29, 2000